UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)      October  6, 2005
                                                      --------------------------

                            Comverse Technology, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

           0-15502                              13-3238402
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  (Commission File Number)           (IRS Employer Identification No.)

  909 Third Avenue, New York, New York                 10022
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(Address of Principal Executive Offices)            (Zip Code)

                                 (212) 652-6801
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

           On October 6, 2005, Comverse, Inc., a Delaware corporation and wholly-owned subsidiary of Comverse Technology, Inc. ("Comverse"), entered into a Securities Purchase Agreement (the " Securities Purchase Agreement") with CSG Software, Inc., a Delaware corporation ("CSG Software"), CSG Americas Holdings, Inc., a Delaware corporation ("CSG Holdings"), CSG Netherlands BV, a company organized under the laws of the Netherlands ("CSG Netherlands"), and CSG Technology Limited, a company organized under the laws of Bermuda ("CSG Technology" and, together with CSG Software, CSG Holdings and CSG Netherlands, the "Companies"), CSG Systems International, Inc., a Delaware corporation ("CSG"), and CSG Netherlands CV, a partnership with limited liability organized under the laws of The Netherlands ("CSG Netherlands CV" and, together with CSG, the "Sellers"), with CSG Netherlands CV acting through its general partner, CSG International Holdings, LLC, a Delaware limited liability company.

           Pursuant to the Securities Purchase Agreement, Comverse has agreed to purchase all of the equity of the Companies and certain related assets of CSG from the Sellers for approximately $251 million in cash, subject to certain adjustments. The businesses and operations of the Companies and related assets to be acquired include principally the GSS division of CSG, which is engaged in providing software-based billing solutions. The acquisition, which is subject to certain closing conditions, including obtaining certain regulatory and third party consents or approvals, is expected to be consummated prior to the end of Comverse Technology, Inc.'s 2005 fiscal year (ending January 31, 2006).

           A copy of the Securities Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.01.   REGULATION FD DISCLOSURE

           On October 7, 2005, Comverse Technology, Inc. issued a press release disclosing the acquisition contemplated by the Securities Purchase Agreement described in Item 1.01. A copy of Comverse Technology, Inc.'s press release dated October 7, 2005 is attached to this Current Report on Form 8-K as Exhibit
99.1 and is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

10.1 Securities Purchase Agreement, dated as of October 6, 2005, by and among Comverse, Inc., CSG Software, Inc., CSG Americas Holdings, Inc., CSG Netherlands BV, CSG Technology Limited, CSG Systems International, Inc. and CSG Netherlands CV acting through its general partner CSG International Holdings LLC.

99.1      Press release dated October 7, 2005.


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 COMVERSE TECHNOLOGY, INC.

                                 By: /s/ David Kreinberg
                                     -------------------------------------------
                                     Name:  David Kreinberg
                                     Title: Executive Vice President of Finance
                                            and Chief Financial Officer




Date: October 12, 2005






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
                                  EXHIBIT INDEX

     Exhibit No.                    Description
     -----------                    -----------

        10.1 Securities Purchase Agreement, dated as of October 6, 2005, by and among Comverse, Inc., CSG Software, Inc., CSG Americas Holdings, Inc., CSG Netherlands BV, CSG Technology Limited, CSG Systems International, Inc. and CSG Netherlands CV acting through its general partner CSG International Holdings LLC.

        99.1        Press release dated October 7, 2005.








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